SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 7, 2002

INTERTRUST TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27287	52-1672106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Patrick Henry Drive, Santa Clara, California		95054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(408) 855-0100

None.
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.    OTHER EVENTS

In a press release dated October 7, 2002, InterTrust Technologies Corporation (“InterTrust”) (Nasdaq:ITRU) announced that Curt Hessler was elected to the Board of Directors of InterTrust. Mr. Hessler was elected to fill a vacancy left by the resignation of Patrick Jones.

The information which is set forth in InterTrust’s Press Release dated October 7, 2002 is incorporated by reference.

ITEM 7.    EXHIBITS

(c)	EXHIBITS:

Exhibit Number
99.1	Text of Press Release dated October 7, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterTrust Technologies Corporation (Registrant)

Date:	November 13, 2002	By:	/s/ DAVID LOCKWOOD
David Lockwood President

INTERTRUST TECHNOLOGIES CORPORATION

EXHIBIT INDEX

Exhibit Number
99.1	Text of Press Release dated October 7, 2002.